[PHOTO OF L. ROY PAPP]

                              PAPP FOCUS FUND, INC.
                                 A No-Load Fund

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   602-956-1115
                                                   800-421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

                              Papp Focus Fund, Inc.

Dear Fellow Shareholders:

Our Fund was down 14.17% during the first six months of 2001 while the Standard & Poor's 500 Stock Index was down 6.70% during the same period.

While the companies in our Fund are the best growth stocks in their category we can find, there is no doubt that a number of them became overly optimistic about their earnings prospects and even felt that an economic slowdown was not likely. They communicated these sentiments to the financial community which, in turn, bid up the prices of the underlying stock to levels that did not factor in the possibility of a slowdown.

Clearly, we are in a major manufacturing slowdown, particularly technology. However, it does not seem likely that a recession is imminent since housing and automobiles seem to be doing reasonably well and consumer spending is about unchanged. We believe that the area of greatest weakness, manufacturing especially technology, will soon work out of its present tribulations and return to its historic profitability.

There are a number of reasons for our relative optimism. The Federal Reserve and Mr. Greenspan have reduced short-term interest rates no less than six times in the recent past. Historically, it takes six to nine months for such reductions to work their way into the economy. Oil and gasoline prices have come down, and rather sharply. Apparently, this is because demand has weakened, not because the consumer has mothballed his SUV, but because businesses have reduced their energy expenditures. Also, the tax cut will be beneficial to the entire economy because in large part it will be spent on goods and services. Finally, by the end of the year earnings comparisons will begin to look better and provide a stimulus for better stock prices.

We intend to stay the course by investing in high quality companies with the financial stability to survive difficult times. We have successfully avoided the temptation to invest in dot.coms and other highly speculative securities that promise large rewards with attendant risks. Instead, we will continue to buy real companies with real earnings.

For those who invest for the long haul and are inclined to devote a portion of their assets to a small group of stocks considered by us to have outstanding growth possibilities, the Fund will, over time, prove to be a fine investment.

                                                   Best regards,


                                                   L. Roy Papp, Chairman
                                                   August 1, 2001

                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                     Number          Fair
                         Common Stocks                              of Shares        Value
--------------------------------------------------------------      ---------      ---------
Financial Services (13.7%)
  American International Group
   (Major international insurance holding company)                      1,400      $ 120,400
  State Street Corporation
   (Provider of U.S. and global securities custodial services)          4,600        227,654
                                                                                   ---------
                                                                                     348,054
                                                                                   ---------
Software (10.3%)
  Microsoft Corporation *
   (Personal computer software)                                         3,600        261,360
                                                                                   ---------

Semiconductors & Equipment (9.5%)
  Applied Materials, Inc.*
   (Leading developer, manufacturer, and marketer of
    semiconductor manufacturing systems)                                2,400        117,840
  Intel Corporation
   (Manufacturer of microprocessors, microcontrollers, and
   memory chips)                                                        4,200        122,850
                                                                                   ---------
                                                                                     240,690
                                                                                   ---------
Investment Management (8.8%)
  T. Rowe Price Associates, Inc.
   (No-load mutual fund company)                                        6,000        224,340
                                                                                   ---------

Pharmaceutical (7.5%)
  Merck & Company, Inc.
   (Prescription pharmaceuticals)                                       3,000        191,730
                                                                                   ---------

Industrial Services (6.5%)
  Interpublic Group of Companies, Inc.
   (Worldwide advertising agencies)                                     5,600        164,360
                                                                                   ---------

Biotechnology (5.4%)
  Techne Corporation *
   (Leading producer of biotechnology products)                         4,200        136,500
                                                                                   ---------

Medical Products (5.2%)
  Medtronic, Inc.
   (Manufacturer of implantable biomedical devices)                     2,900        133,429
                                                                                   ---------


*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                     Number          Fair
                   Common Stocks (continued)                        of Shares        Value
--------------------------------------------------------------      ---------     ----------
Electronic Equipment (5.2%)
  Molex, Inc.
   (Supplier of interconnection products)                               4,400      $ 131,208
                                                                                  ----------

Restaurants (4.6%)
  McDonald's Corporation
   (Fast food restaurants and franchising)                              4,400        119,064
                                                                                  ----------

Specialty Retailing (4.6%)
  Wal-Mart Stores, Inc.
   (Leading discount retailer)                                          2,400        117,120
                                                                                  ----------

Computer Equipment (4.6%)
  EMC Corporation*
   (Manufacturer of enterprise computer storage systems)                4,000        116,200
                                                                                  ----------

Consumer Products (4.4%)
  Clorox Company
   (Manufacturer of bleach and other consumer products)                 3,300        111,705
                                                                                  ----------

Telecommunications (3.2%)
  Cisco Systems, Inc.*                                                  4,500         81,900
                                                                                  ----------
   (Leading supplier of computer internetworking systems)


Total Common Stocks - 93.5%                                                        2,377,660
Cash and Other Assets, Less Liabilities - 6.5%                                       164,569
                                                                                  ----------
Net Assets - 100%                                                                 $2,542,229
                                                                                  ==========


Net Asset Value Per Share
(Based on 239,735 shares outstanding at June 30, 2001)                            $    10.60
                                                                                  ==========


*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (Unaudited)


                                     ASSETS

Investment in securities at fair value (original
  cost $ 2,115,396 at June 30, 2001) (Note 1)                       $ 2,377,660
Cash                                                                    131,839
Dividends and interest receivable                                         3,144
Receivable for investment securities sold                                22,576
                                                                    -----------
        Total assets                                                $ 2,535,219
                                                                    ===========

                                   LIABILITIES

Accrued expenses                                                    $    (7,010)
                                                                    ===========

                                   NET ASSETS

Paid-in capital                                                     $ 2,416,063
Accumulated undistributed net investment loss                           (65,083)
Net realized loss on investments                                        (71,015)
Net unrealized gain on investments                                      262,264
                                                                    -----------
        Net assets applicable to Fund shares outstanding            $ 2,542,229
                                                                    ===========

Fund shares outstanding                                                 239,735
                                                                    ===========

Net Asset Value Per Share (net assets/shares
outstanding)                                                        $     10.60
                                                                    ===========

The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (Unaudited)


INVESTMENT INCOME:
 Dividends                                                          $     9,950
 Interest                                                                 2,890
 Foreign taxes withheld                                                    (173)
                                                                    -----------
     Total investment income                                             12,667
                                                                    -----------

EXPENSES:
 Management fee (Note 3)                                                 13,711
 Legal fees                                                               9,187
 Filing fees                                                              6,499
 Auditing fees                                                            5,250
 Custodial fees                                                           1,575
 Transfer agent fees (Note 3)                                               621
 Directors' attendance fees                                                 600
 Other fees                                                              (6,593)
                                                                    -----------
     Total expenses                                                      30,850
                                                                    -----------

Less fees waived by adviser (Note 3)                                    (13,711)
                                                                    -----------
     Net expenses                                                        17,139
                                                                    -----------

Net investment loss                                                      (4,472)
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Proceeds from sales of securities                                     671,185
  Cost of securities sold                                              (742,200)
                                                                    -----------
  Net realized loss on investments sold                                 (71,015)

  Net change in unrealized gain on investments                         (374,692)
                                                                    -----------

  Net realized and unrealized loss on investments                      (445,707)
                                                                    -----------

DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $  (450,179)
                                                                    ===========

    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND
                        THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                                        2001            2000
                                                    -----------     -----------
FROM OPERATIONS:
Net investment loss                                 $    (4,472)    $   (19,738)
Net realized (loss)/gain on investments sold            (71,015)        260,551
Net change in unrealized gain on investments           (374,692)       (256,275)
                                                    -----------     -----------

          Decrease in net assets resulting
          from operations                              (450,179)        (15,462)
                                                    -----------     -----------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold              --        (227,051)
                                                    -----------     -----------

          Decrease in net assets resulting from
          distributions to shareholders                      --        (227,051)
                                                    -----------     -----------


FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                             61,800         164,626
Net asset value of shares issued to shareholders
 in reinvestment of net realized gain on
 investment securities sold                                  --         161,140
Payments for redemption of shares                      (349,015)       (755,025)
                                                    -----------     -----------

          Decrease in net assets resulting
          from shareholder transactions                (287,215)       (429,259)
                                                    -----------     -----------

Total decrease in net assets                           (737,394)       (671,772)

Net assets at beginning of the period                 3,279,623       3,951,395
                                                    -----------     -----------

Net assets at end of period                         $ 2,542,229     $ 3,279,623
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.8988 a share aggregating $227,051. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.


(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $621 and $1,776 in 2001 and 2000, respectively, from the manager for providing shareholder and transfer agent services. A management fee expense reimbursement of $13,711 and $24,499 was required in 2001 and 2000, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2001 and the year ended December 31, 2000, investment transactions excluding short-term investments were as follows:

                                               2001                2000
                                            ----------          ----------
      Purchase at cost                      $  347,044          $1,641,142
      Sales                                    671,185           2,296,348

(5)  CAPITAL SHARE TRANSACTIONS:

At June 30, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                    Proceeds          Shares
                                                   ----------       ----------
      Six months ended June 30, 2001
      Shares issued                                $   61,800            5,429
      Distributions reinvested                             --               --
      Shares redeemed                                (349,015)         (31,201)
                                                   ----------       ----------
        Net decrease                               $ (287,215)         (25,772)
                                                   ==========       ==========

      Year ended December 31, 2000
      Shares issued                                $  164,626           11,863
      Distributions reinvested                        161,140           12,891
      Shares redeemed                                (755,025)         (53,829)
                                                   ----------       ----------
        Net decrease                               $ (429,259)         (29,075)
                                                   ==========       ==========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                2001               2000
                                            ------------       ------------
   Fair value                               $  2,377,660       $  3,147,508
   Original cost                              (2,115,396)        (2,510,552)
                                            ------------       ------------
         Net unrealized appreciation        $    262,264       $    636,956
                                            ============       ============

As of June 30, 2001, gross unrealized gains on investments in which fair market value exceeded cost totaled $390,461 and gross unrealized losses on investments in which cost exceeded fair value totaled $128,197.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost, totaled $774,336 and gross unrealized losses on investments in which cost exceeded fair value totaled $137,380.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                                     Six Months                                                Period Ended
                                        Ended               Years ended December 31,           December 31,
                                    June 30, 2001             2000               1999             1998(A)
                                    -------------         -----------        -----------        -----------
Net asset value, beginning
  of period                         $       12.35         $     13.41        $     13.33        $     10.00
Income from operations:
   Net investment loss                      (0.04)              (0.09)             (0.11)             (0.06)
   Net realized and unrealized
    (loss)/gain on investments              (1.71)              (0.07)              0.19               3.39
                                    -------------         -----------        -----------        -----------

      Total from operations                 (1.75)              (0.16)              0.08               3.33

Less Distributions:
  Dividend from investment
   income                                      --                  --                 --                 --
  Distribution of net realized
   gain                                        --               (0.90)                --                 --
                                    -------------         -----------        -----------        -----------
      Total distributions                      --               (0.90)                --                 --

Net asset value, end of period      $       10.60         $     12.35        $     13.41        $     13.33
                                    =============         ===========        ===========        ===========

      Total return                        -14.17%              -1.28%               0.60%             33.30%
                                    =============         ===========        ===========        ===========

Ratios/Supplemental Data:
   Net assets, end of period        $   2,542,229         $ 3,279,623        $ 3,951,395        $ 4,031,393
   Expenses to average
    net assets (B)                           1.25%*              1.25%              1.25%              1.25%*
   Investment income to
    average net assets (C)                   0.91%*              0.72%              0.54%               .70%*
   Portfolio turnover rate                  25.98%*             45.72%             53.85%             50.37%*

*     Annualized

(A)   From the date of commencement of operations (March 2, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.22%, 1.91%, 1.63% and 1.38% for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              PAPP FOCUS FUND, INC

                                    Directors

            James K. Ballinger                       L. Roy Papp
            Amy S. Clague                            Harry A. Papp
            Robert L. Mueller                        Rosellen C. Papp
            Carolyn P. O'Malley                      Bruce C. Williams

                                    Officers

            Chairman - L. Roy Papp                   President - Harry A. Papp

                                 Vice Presidents

            Russell A. Biehl                         Julie A. Hein
            Victoria S. Cavallero                    Robert L. Mueller
            George D. Clark, Jr.                     Rosellen C. Papp
            Jane E. Couperus                         John L. Stull
            Jeffrey N. Edwards

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian
                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel
                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.